SUPPLEMENT TO
CALVERT SHORT DURATION INCOME FUND
Calvert Income Funds Prospectus
(Class A, B, C and Y)
dated January 31, 2014
Date of Supplement: November 18, 2014
The Board of Trustees (the "Board") for Calvert Short Duration Income Fund (the "Fund") has approved a reduction in the front-end sales charge for certain large purchases of the Fund. Effective December 1, 2014, purchases of Class A shares for accounts with $250,000 or more are not subject to a front-end sales charge.
Consequently, the following changes to the Prospectus are effective on December 1, 2014:
Under "Shareholder Information – Choosing a Share Class" on page 48 of the Prospectus, information in the chart titled "Class A Shares: Front-End Sales Charge" is revised to indicate the following:

•	Purchases of Calvert Short Duration Income Fund Class A shares for accounts with $250,000 or more are not subject to a front-end sales charge.

•	A contingent deferred sales charge of 0.50% may apply to certain redemptions for accounts with $250,000 or more for which no sales charge was paid.
Under "Shareholder Information – Choosing a Share Class" on page 48 of the Prospectus, delete the last sentence and replace it with the following:
When the total balance of your existing Class C holdings of Calvert Funds reaches or exceeds $500,000, you should make future investments in Class A shares since you will qualify to purchase Class A shares at a reduced sales load ($250,000 for future investments in Calvert Short Duration Income Fund, where Class A purchases may be made without a sales load).
Under "Shareholder Information – Choosing a Share Class" on page 49 of the Prospectus, the information (including related footnote) on sales charges provided for Calvert Short Duration Income Fund in the table titled "Your investment in A shares" is deleted and replaced by the following (column headings included for ease of reference):

Calvert Short Duration Income Fund	Sales Charge % of offering price
Less than $50,000	2.75%
$50,000 but less than $100,000	2.25%
$100,000 but less than $250,000	1.75%
$250,000 and over	None***

*** Purchases of Class A shares at NAV for accounts with $250,000 or more on which a finder’s fee has been paid by CID are subject to a one-year contingent deferred sales charge of 0.50%. (See "Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charge").

In addition, effective December 1, 2014, under "Shareholder Information – Service Fees and Arrangements with Broker/Dealers" on page 54 of the Prospectus, the second sentence of the first full paragraph is revised to indicate the following:
Calvert Investment Distributors, Inc. may pay broker/dealers a finder’s fee on Calvert Short Duration Income Fund Class A shares purchased at net asset value in accounts with $250,000 or more.